This agreement dated this 10th day of July, 2009, with effect as of the 19th day of February, 2009, by and among Rainbow Solar Inc. ("RSI") and Novagen Solar (Canada) Ltd. ("NOVAGEN"), and Novagen Solar Inc. ("PUBCO").
Whereas:
A.     RSi  is  a  company incorporated under the laws of the State of Delaware;
B.     Novagen  is  a  company  incorporated  under  the  laws  of  Canada;
C. Pubco is a company incorporated under the laws of the State of Nevada, having its shares quoted on the NASD Over-the-counter Bulletin Board under the symbol NOVZ.
D. RSi by itself and through its affiliates, owns, or has acquired or obtained certain intellectual property rights, including without limitation, patent rights, trade secrets, technical information, confidential information and know-how, relating to photovoltaic and electrical technology, and is engaged in the design, manufacture, production and sale of photovoltaic products utilizing such intellectual property;
E. RSi desires to appoint Novagen as the exclusive sales representative of RSi in Canada, and a non-exclusive sales representative outside of Canada; and
F. Novagen is willing to accept such appointment upon the terms and subject to the conditions hereinafter contained.
Now therefore in consideration of the premises and the mutual agreements and covenants herein contained, the parties hereto hereby covenant and agree as follows:
1.     INTERPRETATION
1.1 DEFINED TERMS. In this agreement and in the Schedules, unless there is something in the subject matter or context inconsistent therewith, the following terms and expressions will have the following meanings:
"BUSINESS DAY" means any day other than a day that is a Saturday, a Sunday or a statutory holiday in Toronto, Ontario.
"CHANGE  OF  CONTROL"  means  the  occurrence  of  any  of the following events:
(1) the approval by shareholders of Pubco of a merger or consolidation of Pubco with any other corporation, other than a merger or consolidation that would result in the voting securities of Pubco outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60 per cent of the total voting power represented by the voting securities of Pubco or such surviving entity outstanding immediately after such merger or consolidation;
(2) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Pubco representing 40 per cent or more of the total voting power represented by Pubco's then outstanding voting securities; or
(3) a change in the composition of the board of directors of Pubco, as a result of which fewer than a majority of the directors are Incumbent Directors. "COMMON SHARES" means the common shares of the capital stock of Novagen. "CONFIDENTIAL INFORMATION" means all data and information that is of value to RSi, that is not generally known to competitors of RSi, that is or has been communicated or conveyed to Novagen by RSi in contemplation of the execution of this agreement or in the performance of either party's obligations hereunder, and shall include the Sale Procedures and all other information concerning the Products, the Intellectual Property or the current or proposed business plans of RSi; but Confidential Information does not include any data or information that:
(1)     is or becomes public knowledge other than by breach of the provisions hereof;
(2) is in the possession of Novagen with the full right to disclose prior to its receipt from the RSi, as evidenced by written records;
(3) is independently received by Novagen from a third party, with no restrictions on disclosure; or
(4)     that Novagen is required by law to disclose.
"CUSTOMER"  means  any  Person  who  purchases  and  pays  for  Products.
"EFFECTIVE  DATE"  means  February  19,  2009.
"EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.
"INCUMBENT  DIRECTORS"  means  directors  who  are  either:
(1)     directors  of  Pubco  as  of  the  date  hereof,  or
(2) elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any Change of Control or in connection with an actual or threatened proxy contest relating to the election of directors of Pubco. "INTELLECTUAL PROPERTY" means all rights and interest in and to the following:
(1) all trademarks that are applied to the Products and applications for registration of any such marks;
(2)     all trade names under which the Products are sold;
(3) all patents that relate to the Products or their manufacture and applications for the grant of any such patents;
(4) all know-how, including all technical and other information or experience or trade secrets applied in the manufacture or sale of the Products;
(5) all copyright in any written material, plans, designs or other work relating to the manufacture or sale of the Products;
(6) all designs, whether or not registered or protected by copyright, applied in the manufacture or sale of the Products; and
(7) all other proprietary information that relates to the Products or the manufacture thereof.
"LAB" means a facility suitable for demonstrating and testing the performance of the SuperPV, or such other Products as may be approved by RSi from time to time. "NET SELLING PRICE" means with respect to the sale of any of the Products, the Wholesale Price plus any applicable Regional Royalties, discounts, freight or shipping charges, and any taxes payable with respect to the sale.
"PERSON" means and includes any individual, corporation, partnership, firm, joint venture, syndicate, association, trust, government, governmental agency or board or commission or authority, and any other form of entity or organization. "PRODUCTS" means all products and merchandise sold or distributed by RSi from time to time, whether in the form of finished goods, parts, accessories, supplies,  packaging  or  related  material.
"PURCHASE PRICE" means the cash value equivalent of any consideration paid by a Customer in respect of the purchase of Products.
"REGIONAL ROYALTIES" means such royalties, fees and commissions as may be contractually payable to any sales representative of RSi in respect of any exclusive sales rights to a geographical area, industry segment or certain Products.
"SUPERPV"  means  that  Product  known  as,  and  sold  under the trade name of,
SuperPV.
"WHOLESALE PRICE" means with respect to the sale of any of the Products, the price charged by RSi for such Products from time to time.
1.2 SCHEDULES. Any reference herein to a "Schedule" refers to the corresponding schedule attached to this agreement. All Schedules attached to this agreement are incorporated by reference and shall be deemed to be a part hereof.
1.3 CURRENCY. Unless otherwise indicated, all cash and dollar amounts referred to in this agreement are in lawful money of the United States of America.
1.4 INTERPRETATION NOT AFFECTED BY HEADINGS OR PARTY DRAFTING. The division of this agreement into articles, sections, paragraphs, subparagraphs and clauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.
1.5 EXTENDED MEANING. In this agreement, unless there is something in the subject matter or context inconsistent therewith, words in the singular number include the plural and such words shall be construed as if the plural had been used; and words in the plural include the singular and such words shall be construed as if the singular had been used. Unless otherwise stated in this agreement, any reference herein to an article, section, paragraph, subparagraph or clause refers to the corresponding article, section, paragraph, subparagraph or paragraph hereof. The terms "this agreement", "hereof", "herein", "hereunder" and similar expressions refer to this agreement and the Schedules hereto and not to any particular article, section, paragraph, subparagraph, clause or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.
1.6 NO CONTRA PROFERENTEM. Each party hereto acknowledges that it and its legal counsel have reviewed and participated in settling the terms of this agreement, and the parties hereby agree that any rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be applicable in the interpretation of this agreement.
2.     REPRESENTATION  RIGHTS.
2.1     APPOINTMENT  OF  NOVAGEN
(1)     RSi  hereby  appoints  Novagen  as:
(a) its exclusive sales representative in Canada for the purpose of assisting RSi in selling and distributing the Products in Canada; and
(b) its non-exclusive sales representative outside of Canada for the purpose of assisting RSi in selling and distributing the Products outside of Canada; upon the terms and conditions hereinafter set forth and Novagen hereby accepts such appointment (the "APPOINTMENT").
(2) Except as herein provided, all expenses in connection with Novagen's performance of this agreement and its activities as sales representative for RSi, including but not limited to travel expenses, salaries and supplies, shall be borne by Novagen and it shall be solely responsible for the payment thereof.
2.2     SALES  PROCEDURES
(1) From time to time, RSi may promulgate procedures and protocols for the sale of the Products (the "SALE PROCEDURES").
(2) In processing sales of the Products, Novagen shall comply with the Sale Procedures in force from time to time. RSi shall give Novagen at least 30 days written notice of any change in the Sale Procedures.
(3) All enquiries concerning the Products or orders for the purchase of Products that are received by RSi from Canada shall be referred to Novagen in accordance with the terms of this Agreement.
(4) Novagen shall not solicit orders for Products from Persons outside of Canada, except with the prior written consent of RSi.
(5)     An enquiry or order shall be deemed to be received from Canada if:
(a)     Products  sold  as  a  result  of such enquiry or order are delivered in
Canada;  or
(b) the Person initiating such enquiry or order is domiciled or otherwise has its head office or principal place of business in Canada, notwithstanding that Products sold as a result of such enquiry or order may be delivered outside Canada.
(6) All orders for and payments for Products shall be made through RSi, in accordance with the Sales Procedures. Orders received by Novagen for the purchase of Products shall not bind RSi until accepted by RSi. RSi reserves the sole and exclusive right to accept or reject any order in accordance with fair and reasonable business practices and RSi's disclosed policies.
2.3 SHOWROOM. Novagen shall, at its own cost and expense, establish within 12 months of the Effective Date and maintain thereafter throughout the entirety of the Term a facility approved by RSi for the display and promotion of the Products, such approval not to be unreasonably withheld (the "SHOWROOM"). Without limiting the generality of the foregoing, the Showroom will feature:
(1) available, secure, roof-top space suitable for the installation of not less than 36 solar panels of 3x5 feet;
(2)     floor space of not less than 300 m2;
(3)     located in a commercially desirable location; and
(4)     top quality finishing.
2.4     COMMISSION
(1) RSi shall pay to Novagen an amount equal to the difference obtained by subtracting the Net Selling Price of any Products sold by or through the efforts of Novagen or its authorized representatives from the Purchase Price paid for such Products ("COMMISSION"). Commission shall be paid in accordance with the Sale Procedures.
(2) Any Commission payable as a result of the cooperative efforts of one or more representatives of RSi will be allocated by RSi in accordance with the Sales Procedures, RSi's disclosed practices and policies, and the principles of reasonable value for services, equity and fairness.
(3) All matters in difference between Novagen and any other sales representative of RSi in relation to Commission shall be referred to RSi for determination in accordance with all applicable agreements, the Sale Procedures, RSi's stated practices and policies, and the principles of reasonable value for services, equity and fairness. Novagen shall abide by such determination by RSi.
(4) RSi shall promptly send to Novagen a confirmation of any order placed by a Customer and in respect of which Commission is or may become payable.
(5) Any Commission payable hereunder will be paid by RSi in the currency of the relevant sales transaction, by bank draft payable to Novagen or wire transfer to such account or accounts as may be designated by Novagen in writing.
2.5 SAMPLES. RSi shall provide Novagen with one sample of each of the Products that RSi deems in its sole and absolute discretion to be appropriate for sale in Canada (the "SAMPLES"). RSi acknowledges the receipt of payment of the sum of $50,000 from Novagen, as compensation for the Samples.
2.6 RELATIONSHIP BETWEEN PARTIES. The status of Novagen hereunder shall be that of an independent contractor and Novagen shall have no authority to assume or create any obligation whatsoever, expressed or implied, in the name of RSi, nor to bind RSi in any manner whatsoever. Novagen shall have no authority hereunder to enter into any contract of sale or employment on behalf of RSi, nor to endorse RSi's cheques, nor to make allowances or adjustments on accounts for the return of merchandise, except pursuant to written authorization of RSi. Nothing in this agreement shall be deemed to create any association, partnership, joint venture, or relationship of principal and agent or employer and employee between the parties hereto or to provide either party with the right, power or authority, whether express or implied, to create any such duty or obligation on behalf of the other party. Neither party hereto shall make any representation to the contrary of this paragraph. Without limiting the generality of the foregoing, Novagen shall not give any warranty, make any representation or obligate or contract on behalf of RSi with respect to any of the Products or otherwise except as may be expressly authorized by RSi in writing.
3.     LICENSE  FEE
Pubco  shall  issue  4,000,000  Common  Shares  to  RSi as  fully  paid  and non-assessable.
4.     OPTIONAL  LABORATORY
4.1 LABS. Novagen shall have the exclusive right to establish Labs in Canada and the non-exclusive right to establish Labs outside of Canada. All Labs must be established in accordance with RSi's disclosed practices and policies  then  in  effect.  No  Lab  shall  be  established without the written approval of RSi, such approval not to be unreasonably withheld. Notwithstanding, RSi may withhold approval for the establishment of any Lab outside of Canada that could reasonably be considered to violate or contravene any express or implied term or provision of any then effective and subsisting agreement with any other sales representative of RSi.
4.2 LAB SETUP. Upon Novagen delivering a written request to RSi for the establishment of a Lab hereunder and upon Novagen paying a sum certain to RSI for the establishment of the Lab (the "SETUP CHARGE"), RSi shall promptly cause to be delivered to Novagen and installed all equipment necessary for the establishment and operation of the Lab. The Setup Charge will vary in accordance with RSi's disclosed Lab pricing and policies, as they may differ from time to time by Product and geographical region.
4.3 FIRST LAB. If Novagen delivers to RSi before August 31, 2009, a written request to RSi for the establishment of a Lab in a Showroom that will demonstrate the performance of the SuperPV accompanied by payment of the Setup Charge therefor, then the Setup Charge for the Lab will be $100,000 if the Lab is located in Canada; and $200,000 if the Lab is located in the United States. If Novagen does not satisfy the condition described in this Section 4.3, then the amount of the Setup Charge for any other Lab will be determined in accordance with Section 4.2.
4.4 TRAVEL EXPENSES. The Setup Charge will not include any travel expenses (including air travel, hotel, food and local transportation) incurred by RSi personnel in respect of the establishment of the Lab (the "TRAVEL EXPENSES"). Novagen shall be responsible for paying all reasonable Travel Expenses, including business-class air travel for senior management and economy-class for all other personnel.
4.5 OFFICIAL TESTING LABORATORY. RSi shall authorize each Lab to operate as an official testing laboratory under RSi designated trade names.
5.     DISTRIBUTION  RIGHTS.
Novagen shall have the exclusive right within Canada to purchase Products for distribution and sale within Canada in accordance with RSi's standard terms and conditions for distribution of the Products, or as may be agreed by the parties from time to time (the "DISTRIBUTION RIGHTS").
6.     RIGHT  OF  FIRST  NEGOTATION  AND  LAST  REFUSAL.
Prior to any granting of rights to manufacture any Product by RSi to a third party in Canada, Novagen shall have a right of first negotiation and a right of last refusal with respect to any such grant ("PROPOSED GRANTING") in accordance with the following procedures:
(1) If RSi is considering entering into a Proposed Granting, RSi shall, not less than 60 days prior to negotiation with a third party, negotiate in good faith exclusively with Novagen regarding mutually agreeable terms of a Proposed Granting to Novagen. If an agreement is not concluded within such 60 day period, RSi may negotiate with other third parties, but RSi shall not at any time enter into an agreement with a third party regarding the Proposed Granting without first offering to Novagen the opportunity to acquire such rights on the same financial terms contained in any such bona fide proposed agreement. Novagen shall have 60 days from its receipt of written notice of the terms of such proposed agreement within which to accept the financial terms. If Novagen gives RSi written notice of its acceptance thereof, Novagen and RSi shall thereafter negotiate in good faith with the objective of entering into a formal written agreement setting forth the financial terms and other mutually agreeable terms agreed upon between Novagen and RSi.
(2) If Novagen does not accept the financial terms of an offer by a third party after receiving written notice from RSi as provided herein, RSi shall have the right thereafter to enter into an agreement with such third party (but no other third party) upon the financial terms previously offered to Novagen.
(3) Nothing in this Section 6 shall be construed to require RSi to disclose the identity of any third party if such disclosure would be contrary to any provision of any effective and subsisting agreement to which RSi is a party.
7.     RSI  REPRESENTATIONS  AND  WARRANTIES.
RSi  hereby  represents  and  warrants  to  Novagen  as  follows:
(1) CORPORATE AUTHORITY AND BINDING OBLIGATION. RSi has good right, full corporate power and absolute authority to enter into this agreement and to make the Appointment in the manner contemplated herein and to perform all of RSi's obligations under this agreement. RSi confirms that this agreement is a legal, valid and binding obligation of RSi, enforceable against it in accordance with its terms.
(2) CONTRACTUAL AND REGULATORY APPROVALS. RSi is not under any obligation, contractual or otherwise, to request or obtain the consent of any Person, and no permits, licences, certifications, authorizations or approvals of, or notifications to, any federal, provincial, municipal or local government or governmental agency, board, commission or authority are required to be obtained by RSi in connection with the execution, delivery or performance by RSi of this agreement or the completion of any of the transactions contemplated herein.
(3) COMPLIANCE WITH CONSTATING DOCUMENTS, AGREEMENTS AND LAWS. The execution, delivery and performance of this agreement and the completion of the transactions contemplated hereby, will not constitute or result in a violation, breach or default, under any of the following:
(a) any term or provision of any of the articles, by-laws or other constating documents of RSi;
(b) the terms of any indenture, agreement (written or oral), instrument or understanding or other obligation or restriction to which RSi is a party or by which it is bound; or
(c) any term or provision of any order of any court, governmental authority or regulatory body or any applicable law or regulation of any relevant jurisdiction.
(4) RESTRICTIONS ON DOING BUSINESS. RSi is not a party to or bound by any agreement in relation to the Products that could restrict or limit its right to grant the Appointment, or to prevent Novagen from performing its obligations or exercising its rights hereunder. RSi is not subject to any judgment, order or requirement of any court or governmental authority in relation to the Products that is not of general application to Persons carrying on a similar business.
(5) DELIVERY OF PRODUCTS. RSi has all right, power and authority to deliver or cause to be delivered such Products as may be required to fulfil and satisfy all sales orders for Products procured by Novagen in accordance with the terms hereof.
8.     NOVAGEN  REPRESENTATIONS  AND  WARRANTIES.
Novagen  hereby  represents  and  warrants  to  RSi  as  follows:
8.1 CORPORATE AUTHORITY AND BINDING OBLIGATION. Novagen has good right, full corporate power and absolute authority to enter into this agreement and to perform all of Novagen's obligations under this agreement. Novagen confirms that this agreement is a legal, valid and binding obligation of Novagen, enforceable against it in accordance with its terms.
8.2 CONTRACTUAL AND REGULATORY APPROVALS. Novagen is not under any obligation, contractual or otherwise, to request or obtain the consent of any Person, and no permits, licences, certifications, authorizations or approvals of, or notifications to, any federal, provincial, municipal or local government or governmental agency, board, commission or authority are required to be obtained by Novagen in connection with the execution, delivery or performance by Novagen of this agreement or the completion of any of the transactions contemplated herein.
8.3 COMPLIANCE WITH CONSTATING DOCUMENTS, AGREEMENTS AND LAWS. The execution, delivery and performance of this agreement and the completion of the transactions contemplated hereby, will not constitute or result in a violation, breach or default, under any of the following:
(1) any term or provision of any of the articles, by-laws or other constating documents of Novagen;
(2) the terms of any indenture, agreement (written or oral), instrument or understanding or other obligation or restriction to which Novagen is a party or by which it is bound; or
(3) any term or provision of any order of any court, governmental authority or regulatory body or any applicable law or regulation of any relevant jurisdiction.
9.     OBLIGATIONS  OF  RSI
9.1 AUTHORIZED NOVAGEN. During the Term, RSi shall permit Novagen to hold itself out as an authorized sales representative for the Products.
9.2     PROVISION  OF  INFORMATION
(1) TECHNICAL SPECIFICATIONS. RSi shall provide Novagen with such technical specifications of and concerning the Products as may be reasonably required to sell the Products;
(2) SALES INFORMATION. RSi shall provide Novagen with digital files containing such sales and promotion materials as may reasonably be required by Novagen to carry out its obligations under this Agreement.
9.3     WEBSITE.   RSi shall provide Novagen with a fully designed and operating website having the same look and feel as RSi's own website, that will be exclusively used by Novagen to promote itself as an authorized sales representative for RSi and the Products (the "WEBSITE"). Subject to the approval of RSi, such approval not to be unreasonably withheld, Novagen may make such changes to the content or look of the Website as it deems appropriate in order to carry out its obligations under this agreement.
9.4 ENFORCEMENT. RSi will not permit any Person to violate any rights granted to Novagen hereunder.
10.     OBLIGATIONS  OF  NOVAGEN
10.1 PROMOTE THE PRODUCTS. Novagen shall promote, market and procure sales orders for the Products in the same manner and with the same degree of care and attention as a prudent business person would perform those responsibilities if acting on its own behalf.
10.2 NON-COMPETITION. During the Term, Novagen shall not engage in any business that is competitive with the RSi, FiT-SPS, DSO-BIPV, SPB or RSi-SEP solar-energy-platform.
10.3 PRESERVE INTELLECTUAL PROPERTY. During the Term, Novagen shall not do any of the following:
(1) cause or permit anything that might damage or endanger the Intellectual Property, or any rights therein, or assist or allow others to do so;
(2) use any name or mark similar to or capable of being confused with the any trade name or trade mark used by RSi; or
(3) use the Intellectual Property except for the purpose of performing its obligations and exercising its rights hereunder.
10.4 CONFIDENTIALITY. Novagen shall not at any time during or after the Term divulge or allow to be divulged to any Person any of the Confidential Information unless such Person has signed a non-disclosure agreement in such form as shall be provided by RSi. Without limiting the generality of the foregoing, Novagen shall do the following:
(1) protect and safeguard the Confidential Information against unauthorized use, publication or disclosure;
(2) not use any of the Confidential Information except in accordance with the terms hereof;
(3) not, directly or indirectly, in any way, reveal, report, publish, disclose, transfer or otherwise use any of the Confidential Information except as specifically authorized by RSi;
(4) restrict access to the Confidential Information to those persons who have executed an agreement with RSi that is substantially similar to this Agreement; and
(5) comply with any other reasonable security measures requested in writing by the Disclosing Party.
The covenants contained in this Section 10.4 shall survive and remain effective notwithstanding termination of this agreement.
11.     TERM
11.1 DURATION. This Agreement shall commence on the Effective Date and continue for a period of ten years unless terminated at an earlier date hereunder (the "TERM").
11.2 TERMINATION EVENT. RSi may, in its sole discretion, terminate this Agreement without notice or delay on the happening of any of the following events (each, a "TERMINATION EVENT"):
(1)     a  Change  of  Control  of  Pubco;
(2) any default by Novagen in the observance or performance of any covenant or condition hereunder that it fails to remedy within a period of 30 days from receipt of written notice thereof by RSi;
(3) Novagen or Pubco becoming insolvent or being unable to pay its debts as they generally become due;
(4) Novagen or Pubco making an assignment for the benefit of its creditors or being petitioned into Bankruptcy;
(5) the commencement of any proceeding with respect to Novagen or Pubco is commenced under the Canadian Companies' Creditors Arrangement Act, as amended, or any similar legislation;
(6) the appointment for Novagen or Pubco of a receiver or trustee in bankruptcy; or
(7) any sale, assignment, transfer, pledge, hypothecation, gift or other form of alienation or encumbrance by Pubco of the issued and outstanding shares of Novagen.
11.3 TERMINATION BY RSI. If any dispute between the parties remains unresolved after a period of 90 days from the date on which written notice by RSi of such dispute is delivered to Novagen, then RSi may terminate this agreement at any time following delivery to Novagen of written notice thereof by RSi.
11.4 LIQUIDATED DAMAGES. If this agreement is terminated by RSi for any reason other than a Termination Event, then forthwith upon termination of this agreement RSi shall pay liquidated damages therefor to Novagen calculated as US$500,000 plus 20 per cent of the average annual Commission earned by Novagen during the Term in respect of each completed year of the Term. The liquidated damages payable under this Section shall be paid by RSi to Novagen not later than 60 days after the date of termination.
11.5 TERMINATION BY NOVAGEN. Novagen may terminate this agreement with immediate effect at any time for any reason whatsoever.
11.6 COMMISSIONS PAYABLE. The termination of this agreement shall not affect the obligation of RSi to pay any Commission in respect of any order for or sale of Products initiated hereunder prior to such termination.
12.     GENERAL  PROVISIONS
12.1 FURTHER ASSURANCES. Each of the parties hereto hereby covenants and agrees that at any time and from time to time during the Term it will, on the request of the other, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required for the better carrying out and performance of all the terms of this agreement.
12.2 PRIOR AGREEMENT. This agreement is in substitution for a prior agreement made between RSi and Novagen on the 19th day of February, 2009; and the prior agreement is revoked.
12.3     NOTICES.
(1) Any notice, designation, communication, request, demand or other document, required or permitted to be given or sent or delivered hereunder to any party hereto shall be in writing and shall be sufficiently given or sent or delivered if it is: (a) delivered personally to an officer or director of such party; (b) delivered by registered courier; or (c) sent by facsimile transmission.
(2)     Notices shall be sent to the following addresses or facsimile numbers:
in  the  case  of  RSi,     in  the  case  of  Novagen  and  Pubco,
Rainbow Solar
The Century Plaza Towers     Novagen Solar
2029 Century Park East, 14th Floor,     1440-3044 Bloor Street West
Los Angeles, California 90067     Toronto, ON  M8X 2Y8
Attention: Martin Pierce     Attention: Thomas Mills
Facsimile:  310.772.2293     Facsimile:  647.439.3785
or to such other address or facsimile number as the party entitled to or receiving such notice, designation, communication, request, demand or other document shall, by a notice given in accordance with this section, have communicated to the party giving or sending or delivering such notice, designation, communication, request, demand or other document.
(3) Any notice, designation, communication, request, demand or other document given or sent or delivered as aforesaid shall, if delivered as aforesaid, be deemed to have been given, sent, delivered and received on the date of delivery; or, if sent by facsimile machine, be deemed to have been given, sent, delivered and received on the date of transmission.
12.4 ANNOUNCEMENTS. No announcement with respect to this agreement will be made by any party hereto without the prior approval of the other party. The foregoing will not apply to any announcement by any party required in order to comply with laws pertaining to timely disclosure.
12.5 ASSIGNMENT. The rights of each party hereto may not be assigned without the written consent of the other party.
12.6 SUCCESSORS AND ASSIGNS. This agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein, express or implied, is intended to confer on any Person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this agreement.
12.7 CHOICE OF LAW AND ATTORNMENT. This agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein but the reference to such laws shall not, by conflict of laws rules or otherwise, require the application of the law of any jurisdiction other than the Province of Ontario. The parties hereby irrevocably attorn to the jurisdiction of the Courts of the Province of Ontario.
12.8 ARBITRATION. Any dispute or claim arising or related to this Agreement, its performance, breach, or interpretation (including issues about its validity or enforceability), shall be exclusively (except as provided below) resolved by final binding arbitration before the American Arbitration Association (AAA), utilizing its Commercial Arbitration Rules. One arbitrator shall be selected using AAA procedures. The arbitrator shall use all reasonable efforts to minimize discovery and to complete the arbitration proceedings as expeditiously as possible. The Arbitrator shall render a written decision within thirty (30) calendar days of the hearing. The arbitrator will not award attorney's fees, or punitive, incidental, consequential, treble or other multiple or exemplary damages, and the parties hereby agree to waive and not seek such damages. Either party may seek judicial relief to compel the other party to comply with the provisions of this Section, or injunctive or other equitable relief to protect its intellectual property rights, provided (unless prohibited by applicable law) that the remainder of the dispute or claim is submitted to arbitration. The arbitration shall be held in Los Angeles, California; both parties hereby give their irrevocable consent to processes of the AAA in California. Awards shall be final, binding and non-appealable (except on the minimal grounds required under the Federal Arbitration Act or other applicable law). All awards may be filed with one or more courts, state, federal or foreign having jurisdiction over the party against whom such award is rendered or its property, as a basis of judgment and of the issuance of execution for its collection.
12.9 SEVERABILITY. In the event that any provision hereof is unenforceable or declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining provisions of this Agreement and such unenforceable or invalid portion shall be severable from the remainder of this Agreement.
12.10 WAIVER. No party hereto will be deemed to have waived the exercise of any right that it holds under this agreement unless such waiver is made in writing. No waiver made with respect to any instance involving the exercise of any such right will be deemed to be a waiver with respect to any other instance involving the exercise of the right or with respect to any other such right.
12.11 AMENDMENTS. No modification or amendment to this agreement may be made unless agreed to by the parties hereto in writing.
12.12 COUNTERPARTS. This agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute but one and the same instrument.
In witness whereof the parties hereto have duly executed this agreement under seal as of the day and year first above written.

                              NOVAGEN SOLAR INC.
                              by:/s/Thomas Mills
                              Thomas Mills
                              President

                              NOVAGEN SOLAR (CANADA) LTD.
                              by:/s/Thomas Mills
                              Thomas Mills
                              President

                              RAINBOW  SOLAR  INC.
                              by:/s/Martin Pierce
                              Martin Pierce
                              President